SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 13, 2005
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                    International Thoroughbred Breeders, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                    0-9624              22-2332039
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(State or other jurisdiction     (Commission        (I.R.S. Employer
     of incorporation)           File Number)       Identification No.)


  Suite 1300, 1105 N. Market St., PO Box 8985, Wilmington, Delaware, 19899-8985
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (302) 427-7599
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                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES


Item 1.01 Entry Into a Material Definitive Agreement.


     On July 13, 2005, International Thoroughbred Breeders, Inc. (the "Company") accepted subscriptions for the purchase of an aggregate of 76,667 shares of the Company's Series B Convertible Preferred Stock, par value $10.00 per share (the "Series B Preferred Stock"), entering into a Subscription Agreement with four
(4) investors. The subscriptions for Series B Preferred Stock were received by the Company as part of a private offering of up to 500,000 shares of its Series B Preferred Stock, at a subscription price of $15.00 per share ($7.5 million, in the aggregate, if all 500,000 shares of Series B Preferred Stock are sold in the offering). Under the Subscription Agreement, each such subscriber will be entitled to receive, in addition to shares of Series B Preferred Stock at $15.00 per share, a stock purchase warrant for the purchase of 1.2 shares of the Company's common stock for each share of Series B Preferred Stock purchased. Accordingly, if all 500,000 shares of Series B Preferred Stock are subscribed for, warrants to purchase an aggregate of 600,000 shares of the Company's common stock would then be issuable. The exercise price under each such warrant will be $3.25 per common share, and the warrants issued to purchasers of the Series B Preferred Stock will be exercisable for a term of three (3) years beginning one year after issuance.


     The Series B Preferred Stock has been established by the Board of Directors pursuant to its authority under the Company's Certificate of Incorporation to fix the relative rights and preferences of the authorized but unissued preferred stock of the Company. See Item 3.02 of this Form 8-K for additional information about the terms of the Series B Preferred Stock, including conversion privileges. Upon accepting subscriptions for purchases of the Series B Preferred Stock, the Company has entered into a Registration Rights Agreement with the purchasers, pursuant to which the Company has agreed to file a Registration Statement under the Securities Act of 1933, as amended, in order to register the shares of common stock of the Company issuable upon conversion of the Series B Preferred Stock and the shares of common stock issuable upon exercise of the accompanying stock purchase warrants, and to use its best efforts to cause such Registration Statement to be declared effective.


     Pursuant to the Subscription Agreement, the Company also agreed to increase the size of its Board of Directors from four to seven members, and to fill two of those vacancies with one person to be designated by MBC Global, LLC, an Illinois limited liability company which introduced some of the purchasers of the Series B Preferred Stock to the Company, and a second person to be designated by another group of purchasers of the Series B Preferred Stock. As of the date hereof, the Company has increased the size of its Board to seven members and expects to fill the vacancies thereby created in due course.


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                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES


     The Company will pay a finder's fee of 5% of the purchase price of the Series B Preferred Stock (in addition to fees payable to MBC Global as described below). Accordingly, if all 500,000 shares of the Series B Preferred Stock offered are purchased in the private offering, generating 7.5 million of gross proceeds, a finder's fee of $375,000 would be payable. The Company plans to use the net proceeds of the sale of Series B Preferred Stock for parent company operating expenses and for working capital of the parent company and its subsidiaries, including our ITG Vegas subsidiary.


     Also on July 13, 2005, the Company entered into an Advisory Agreement dated as of June 30, 2005, and an amendment thereto dated as of July 12, 2005, with MBC Global, LLC, pursuant to which the Company retained the services of MBC Global as financial advisor on a non- exclusive basis. The Advisory Agreement has a minimum term of two (2) years, and requires the Company to pay a consulting fee of $10,000 per month to MBC Global, a merger and acquisition fee of 2% of the purchase price upon closing of a merger or acquisition transaction with a target introduced by MBC Global, and an advisory fee upon closing of a financing transaction with a source introduced by MBC Global equal to 7% of the gross proceeds in the case of an equity transaction, 3% of the gross proceeds in the case of any mezzanine debt, and 1% of the gross proceeds in the case of any senior debt. MBC Global agreed to reduce its compensation in connection with the sale of our Series B Preferred Stock to 5% of the gross proceeds of such sales to investors introduced by MBC Global.


     As additional compensation to MBC Global, the Company agreed to issue three
(3) stock purchase warrants to MBC Global, one for the purchase of up to 150,000 shares of the Company's common stock at $2.50 per share, a second warrant for the purchase of up to 100,000 shares of the Company's common stock at $3.50 per share, and a third warrant for the purchase of up to an additional 150,000 shares of the Company's common stock at $4.50 per share. The actual number of common shares purchasable under each of these warrants will be determined by the number of shares of Series B Preferred Stock, described above, subscribed for in the Company's private offering by July 22, 2005 (or by such later date to which the Company may extend its private offering of Series B Preferred Stock). All three stock purchase warrants will have a term of four (4) years. In connection with the Advisory Agreement and such warrants, the Company entered into a Registration Rights Agreement with MBC Global pursuant to which the Company has agreed to file a Registration Statement under the Securities Act of 1933, as amended, covering the shares of common stock purchasable under such MBC Global warrants, and to use its best efforts to cause such Registration Statement to be declared effective.


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                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES


Item 3.02 Unregistered Sales of Equity Securities.


     Pursuant to the Subscription Agreement referred to in Item 1.01 of this Form 8-K, on July 13, 2005, the Company accepted subscriptions for 76,667 shares of Series B Convertible Preferred Stock, par value $10.00 per share, and warrants for the purchase of 92,000 shares of the Company's common stock having an exercise price of $3.25 per common share. The total offering price for all 500,000 shares of Series B Preferred Stock and warrants offered by the Company is $7.5 million, or $15.00 for each share of Series B Preferred Stock. For each share of Series B Preferred Stock purchased, the Company will issue a warrant to purchase 1.2 common shares at $3.25 per common share. No underwriting discounts or commissions have been or will be paid in the private offering, and the Company will pay a finder's fee of 5% of the aggregate purchase price of all Series B Preferred Stock sold in the offering ($375,000 if all 500,00 shares of Series B Preferred Stock offered are sold), as well as an advisory fee to MBC Global equal to 5% of the gross proceeds from the sale of Series B Preferred Stock to persons introduced by MBC Global.


     The sale of the Series B Preferred Stock and warrants is exempt from registration under the Securities Act pursuant to Section 4.2 thereof, as a sale by the issuer not involving a public offering. The purchasers of the Series B Preferred Stock and warrants will receive restricted shares and restricted warrants, and are not permitted to resell or otherwise transfer such shares or warrants unless the shares or warrants are registered under the Securities Act or unless an exemption from such registration is then available. Pursuant to the Registration Rights Agreement referred to in Item 1.01 above, the Company agreed with the purchasers of the Series B Preferred Stock to use its best efforts to register the common shares issuable upon conversion of the Series B Preferred Stock and the common shares issuable upon exercise of the warrants.


     The Series B Preferred Stock will automatically be converted into common stock upon the effective date of the Registration Statement covering the common shares issuable upon conversion. The initial conversion price is $2.00 per share of common stock, declining by $.02 for each full calendar quarter elapsing from (and including) July 1, 2005 to the date on which the conversion shall occur. For example, if the effective date of the Registration Statement for the common shares issuable upon conversion is December 31, 2005, the conversion price would be $1.96 per share of common stock. Upon conversion, each share of Series B Preferred Stock will be converted into a number of shares of common stock determined by dividing the subscription price, $15.00 per share, by the conversion price then in effect. Based upon the initial conversion price of $2.00 and the subscription price of $15.00 for each share of Series B Preferred Stock, the number of common shares initially issuable upon conversion is 7.5 shares of common stock for each share of Series B Preferred Stock. At December 31, 2005, when the conversion price would be $1.96, the


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                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES


number of shares of common stock issuable upon conversion of each share of Series B Preferred Stock would be 7.653 shares of common stock, determined by dividing $15 by $1.96.


     The stock purchase warrants to be issued to purchasers of the Series B Preferred Stock may be exercised,beginning one year after issuance,at any time over the next three years, at an exercise price of $3.25 per share payable at the time of exercise. In lieu of paying the exercise price, the holder has the right to effectuate a cashless exercise in which the Company would issue to the holder a number of shares of common stock computed by using the following formula: X = Y (A-B)/A, where X equals the number of shares of common stock to be issued to the holder; Y equals the number of shares of common stock for which the warrant is being exercised; A equals the market price of one share of common stock; and B equals the warrant exercise price. As a result, the holder may receive a number of shares representing the unrealized appreciation in the warrant.


     Both the number of shares issuable upon conversion and the number of shares and exercise price under the stock purchase warrant are subject to adjustment as a result of stock dividends, stock splits or any other capital reorganization or reclassification of the Company's stock. In addition, the number of shares issuable upon conversion (but not the number of shares issuable under the warrants) is subject to adjustment in the event the Company sells additional shares of common stock at a price that is below $2 per share, subject to exceptions for the Company's presently outstanding stock options and for compensatory stock options that may be granted in the future to employees, officers, directors and consultants of the Corporation or its subsidiaries.


     The  stock  purchase   warrants  issued  to  MBC  Global  as  part  of  its
compensation under the Advisory Agreement (the "MBC Global Warrants") are exercisable for up to 150,000 shares of common stock at $2.50 per share, up to 100,000 shares of common stock at $3.50 per share and up to 150,000 shares of common stock at $4.50 per share, for a maximum of 400,000 shares. Such maximum number of common shares will be purchasable under the warrants only if the Company sells at least $5 million of Series B Preferred Stock by July 22, 2005 (or such later date to which the Company's offering of Series B Preferred Stock may be extended). If less than $5 million of Series B Preferred Stock is sold, the number of shares of common stock purchasable under the MBC Global warrants will be proportionately reduced (based on the $7.5 million aggregate offering price). The MBC Global Warrants are exercisable at any time over a term of four years. The exercise price and number of shares purchasable under the MBC Global warrants are subject to adjustment to prevent dilution. The MBC Global warrants were issued in a private transaction exempt from registration under the Securities Act pursuant to Section 4(2) thereof. The Company has entered into a Registration Rights Agreement with MBC Global covering the shares purchasable under the MBC Global warrants, as described in Item 1.01 above.


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                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES


Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
           Year.


     On June 30, 2005, the Corporation filed a Certificate of Designation with the Secretary of State of Delaware, setting forth the designation, rights and preferences of its Series B Convertible Preferred Stock. A copy thereof is attached as an exhibit hereto.


     Reference is made to Items 1.01 and 3.02 of this Form 8-K for information about the conversion privilege applicable to the Series B Preferred Stock. The holders of Series B Preferred Stock will not be entitled to vote on any matter, except as may be otherwise provided by the Delaware General Corporation Law or by express provisions of the Certificate of Designation. Under the Certificate of Designation, the Company is not permitted to take any of the following actions without the affirmative vote of holders of a majority of the Series B Preferred Stock:


     (a) Alter or change the rights, preferences or privileges of the Series B Preferred Stock, or increase the authorized number of shares of Series A Preferred Stock;


     (b) Alter or change the rights, preferences or privileges of any capital stock of the Company so as to affect adversely the Series B Preferred Stock;


     (c) Create or issue any securities ranking senior to or equally with the Series B Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Company;


     (d) Issue any shares of Series B Preferred Stock other than pursuant to the Subscription Agreement referred to in Item 1.01 of this Form 8-K;


     (e) Increase the par value of the Company's common stock;


     (f) Issue any of the Company's equity or securities at a price or with a conversion or exercise price, as applicable, below the conversion price applicable to the Series B Preferred Stock, except as expressly provided; or


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                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES


     (g) Enter into any agreement or other arrangement to take any of the foregoing actions.


     On liquidation, the Series B Preferred Stock will rank junior to the Series A Preferred Stock of the Company outstanding on July 13, 2005, and senior to the Corporation's common stock.



Item 9.01 Financial Statements and Exhibits.


     (a) None.


     (b) None.


     (c) Exhibits. The following Exhibit is filed herewith:


             Exhibit                  Description
             -------                  -----------

                4            Certificate of Designation, Preferences
                             and rights of Series B Convertible Preferred
                             Stock


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                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          INTERNATIONAL THOROUGHBRED
                          BREEDERS, INC.


                          By:   s/ Francis W. Murray
                                --------------------------------
                                Francis W. Murray, President and
                                Chief Executive Officer







Date: July 15, 2005
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